UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7456

Name of Fund:  Senior High Income Portfolio, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Senior High Income Portfolio, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/03 - 08/31/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Senior High
Income
Portfolio, Inc.


Semi-Annual Report
August 31, 2003



Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund invests primarily in debt obligations that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt investments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



Senior High Income Portfolio, Inc.


Proxy Results

During the six-month period ended August 31, 2003, Senior High
Income Portfolio, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2003. A description of the proposal and number of shares voted are as follows:

                                                                              Shares Voted       Shares Withheld
                                                                                  For              From Voting
1.  To elect the Portfolio's Board of Directors:    Terry K. Glenn              50,255,005         1,057,743
                                                    Ronald W. Forbes            50,285,864         1,026,884
                                                    Cynthia A. Montgomery       50,244,041         1,068,707
                                                    Charles C. Reilly           50,222,501         1,090,247
                                                    Kevin A. Ryan               50,221,559         1,091,189
                                                    Roscoe S. Suddarth          50,228,562         1,084,186
                                                    Richard R. West             50,253,854         1,058,894
                                                    Edward D. Zinbarg           50,240,144         1,072,604



The Benefits and Risks of Leveraging


Senior High Income Portfolio, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. With that bit of good news, fixed income investments, which had become the asset class of choice during the long equity market decline, were left to perform on a new playing field.

The Federal Reserve Board continued its accommodative monetary policy into June 2003, when it brought the Federal Funds rate down to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of August 31, 2003, the ten-year Treasury bond was yielding 4.47%. This compared to a yield of 3.69% six months earlier and 4.14% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



A Discussion With Your Fund's Portfolio Managers


The high yield market continued its rally throughout the period, and Fund performance benefited from a significant overweighting in this market.


How did the Fund perform in light of the existing market conditions?

During the period, the high yield market rallied as investors moved into lower-rated securities in search of yield in the low interest rate environment. Good supply, especially from the new-issue calendar, also attracted investors to the market. Our significant allocation to high yield issues generated strong returns for the Fund as a result.

For the six-month period ended August 31, 2003, the Common Stock of Senior High Income Portfolio, Inc., had a net annualized yield of 11.99%, based on a period-end per share net asset value of $5.48 and $.331 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +20.63%, based on a change in per share net asset value from $4.82 to $5.48, and assuming reinvestment of $.331 per share ordinary income dividends. The Fund's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield II Index and the CSFB Leveraged Loan Index, returned +9.16% for the same period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

Top-performing portfolio holdings included Mission Energy Holdings, one of the Fund's largest positions. Mission rallied in price from 28 to 55 as investors favorably reassessed the company's coal-fired generation capacity. This came in light of rising natural gas prices and the fact that nearly all U.S. electrical generating capacity additions over the past four years have been gas-fired turbines. Charter Communications Holdings also performed strongly during the period. A combination of factors have improved Charter's prospects, including a favorable reappraisal of cable subscription valuations, which increases the potential for a deleveraging event, and enhanced liquidity through a $300 million line of credit from Charter's owner, Paul Allen. Telewest Communications PLC, a British cable company, rallied as the improvement in cable subscription valuations in the United States had a positive effect on the U.K. cable sector as well. Expectations about the company's emergence from bankruptcy also remained favorable.

Investments that detracted from performance during the period included Petry Media, a seller of TV advertising in secondary markets. The company failed to renew important contracts as many of its customers cut advertising budgets in the current economic environment, causing the price of its bank loans to deteriorate. Our holdings in Polyone Corporation bonds and Resolution Performance Products notes declined as the companies' gross margins compressed given the negative impact high energy prices were having on operations. In our view, the market reaction for both companies is overdone and we are confident in the companies' fundamental prospects.


What changes did you make to the portfolio during the period?

We maintained our portfolio allocation of approximately 80% high yield bonds and 20% leveraged bank loans. During the period, we attempted to take advantage of the recent updraft in the high yield market, exit or lighten up on those names that reached 12-month highs or had, in our opinion, greater downside risk than upside potential. In doing so, we created the liquidity to redeploy proceeds in an attractive new-issue market.

We also maintained a below-market duration of less than four years during the period. The goal was to lower the portfolio's sensitivity to a possible rise in interest rates.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



How would you characterize the portfolio's position at the close of the period?

We expect to maintain our allocation to high yield bonds at approximately 80%. While the high yield market has rallied sharply over the last year, we believe that conditions there remain positive. Low interest rates should prompt investors to continue to seek yield in non-investment grade securities. At the same time, access to relatively inexpensive capital for corporations will likely result in a robust new-issue calendar. Leveraged buyouts, which typically include a high yield bond component, are likely to pick up. Most importantly, default rates, which had reached approximately 20% during 2001-2002, have significantly decreased. This is due to the stronger economy, improving underwriting standards and greater availability of capital, which has enabled issuers to push out approaching debt maturities.

That being said, the Fund's structure provides the flexibility to shift investments from the high yield market into the bank loan market should we experience an unexpected inflationary shock. As such, we intend to maintain our 20% allocation to the bank loan market, increasing that allocation should the inflation outlook deteriorate. We also expect to maintain the Fund's use of leverage at approximately 30% of total assets. While leverage can potentially hinder total return in a weak market, the converse also is true. Such a leverage strategy adds to incremental yield, but increases volatility in both weak and strong markets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


Kevin J. Booth
Vice President and Portfolio Manager


Joseph P. Matteo
Vice President and Portfolio Manager


September 11, 2003



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Portfolio Information


As of August 31,2003

                                             Percent of
Ten Largest Debt Holdings                   Total Assets

Wyndham International Inc. Term, 5.875%
   due 6/30/2006                                 1.3%
Century Cable Holdings LLC, Term, 6% due
   6/30/2009                                     1.0
Insight Midwest, Term B, due 12/31/2009          0.9
Calpine Corporation, Term, 6.86% due
   7/15/2007                                     0.9
Mediq/Prn Life Support., Tranche B, 5.188%
   due 6/14/2004                                 0.8
Olympus Cable Holdings LLC, Term B, 6%
   due 9/30/2010                                 0.8
Accuride Corporation, Term B, 8.25% due
   6/30/2007                                     0.7
Gocom Communications LLC, Term B, due
   12/31/2007                                    0.7
Stone Container Corporation, Term B, 3.625%
   due 6/30/2009                                 0.6
Southern California Edison Company, Term B,
   due 2/28/2005                                 0.6



                                             Percent of
Five Largest Industries                     Total Assets

Cable Television Services                       10.4%
Chemicals                                        8.0
Utilities                                        7.8
Hotels & Motels                                  6.8
Gaming                                           6.1



                                             Percent of
                                             Long-Term
Quality Ratings by S&P/Moody's              Investments

BBB/Baa                                          0.8%
BB/Ba                                           19.4
B/B                                             58.4
CCC/Caa                                          8.0
CC/Ca                                            1.4
NR (Not Rated)                                  12.0



                                             Percent of
Geographic Allocation                        Long-Term
By Country                                  Investments

United States                                   92.3%
Canada                                           4.9
Ireland                                          1.0
Kyrgustan                                        0.8
France                                           0.6
Bahamas                                          0.2
Cayman Islands                                   0.1
Poland                                           0.1



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Schedule of Investments
                     S&P       Moody's       Face
Industries+++        Ratings   Ratings     Amount   Corporate Debt Obligations                                       Value
Aerospace             B+       B1      $1,900,000   Armor Holdings, Inc., 8.25% due 8/15/2013 (b)             $   1,966,500
& Defense--1.6%       B+       B1         250,000   Esterline Technologies, 7.75% due 6/15/2013 (b)                 258,125
                      B        B3         250,000   Hexcel Corporation, 9.875% due 10/01/2008 (b)                   273,750
                      B-       B3         400,000   TD Funding Corporation, 8.375% due 7/15/2011 (b)                418,000
                      B        B2       1,960,000   Vought Aircraft Industries Inc., 8% due 7/15/2011 (b)         1,989,400
                                                                                                              -------------
                                                                                                                  4,905,775

Airlines--0.3%        B-       B3         900,000   Evergreen International Aviation, 12% due 5/15/2010 (b)         868,500

Amusement             B+       B1       5,050,000   Intrawest Corporation, 10.50% due 2/01/2010                   5,428,750
& Recreational        B        B2         550,000   Vail Resorts Inc., 8.75% due 5/15/2009                          563,750
Services--2.0%                                                                                                -------------
                                                                                                                  5,992,500

Automotive            B-       B2       7,550,000   Advanced Accessory Systems, 10.75% due 6/15/2011 (b)          7,776,500
Equipment--4.6%       B+       B1       1,422,130   Citation Corporation, Term B, due 12/01/2007+++++             1,130,594
                      B        B3         750,000   Metaldyne Corporation, 11% due 6/15/2012                        652,500
                                                    Tenneco Automotive Inc.:
                      CCC+     B2       3,375,000      11.625% due 10/15/2009                                     3,088,125
                      CCC+     B2         475,000      10.25% due 7/15/2013 (b)                                     491,625
                                                    Venture Holdings Trust (e):
                      NR*      NR*      3,325,000      9.50% due 7/01/2005                                          665,000
                      NR*      NR*        700,000      12% due 6/01/2009                                              4,375
                                                                                                              -------------
                                                                                                                 13,808,719

Broadcast/Radio       NR*      NR*      3,045,444   Gocom Communications LLC, Term B, due 12/31/2007+++++         3,030,217
& Television--4.7%                                  Granite Broadcasting+++++:
                      NR*      NR*      1,750,000      Term A, due 4/15/2004                                      1,706,250
                      NR*      NR*      1,500,000      Term B, due 4/15/2004                                      1,507,500
                      B-       B3         800,000   Nexstar Finance Inc. LLC, 12% due 4/01/2008                     896,000
                      NR*      NR*      5,000,000   ++Radio Unica Corp., 0/11.75% due 8/01/2006                   3,462,500
                      B-       B3       3,375,000   Spanish Broadcasting System, 9.625% due 11/01/2009            3,569,063
                                                                                                              -------------
                                                                                                                 14,171,530

Building              B-       B2       5,500,000   Champion Home Builders, 11.25% due 4/15/2007                  5,335,000
& Construction--1.8%

Building              NR*      NR*      3,150,000   Formica Corporation, 10.875% due 3/01/2009 (e)                  787,500
Materials--0.3%

Cable Television      BB-      B1       1,800,000   CSC Holdings Inc., 7.25% due 7/15/2008                        1,800,000
Services--12.3%                                     Century Cable Holdings LLC, Term+++++
                      NR*      NR*      5,000,000      due 6/30/2009                                              4,194,645
                      D        Caa1     3,000,000      due 12/31/2009                                             2,469,000
                                                    Charter Communications Holdings LLC:
                      B+       B2       5,000,000      10% due 4/01/2009                                          3,900,000
                      CCC-     Ca       1,000,000      ++0/11.75% due 1/15/2010                                     630,000
                      CCC-     Ca       2,000,000      11.125% due 1/15/2011                                      1,600,000
                      CCC-     Ca       1,500,000      ++0/9.92% due 04/11/2011                                   1,005,000
                      CCC-     Ca       1,000,000      10% due 5/15/2011                                            755,000
                      B        B2       2,468,750      Term, due 9/18/2008+++++                                   2,300,223
                      NR*      NR*      3,000,000   Coaxial Communications, Phoenix, 10% due 8/15/2006            3,123,750
                      NR*      NR*      1,672,000   ++Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2003        1,759,780
                      BB+      Ba3      4,000,000   Insight Midwest, Term B, due 12/31/2009+++++                  4,007,500
                      NR*      NR*      3,750,000   Mallard Cablevision LLC & Sun Tel Comm, Term B, due
                                                    9/30/2008+++++ (e)                                            1,312,500
                      D        B2       4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010+++++        3,495,000
                      B-       B3       1,935,949   Pegasus Media & Communications Inc., Term, due
                                                    4/30/2005+++++                                                1,819,792
                                                    Telewest Communications PLC (e):
                      D        Ca       5,000,000      9.625% due 10/01/2006                                      2,087,500
                      D        Ca       2,900,000      9.875% due 2/01/2010                                       1,189,000
                                                                                                              -------------
                                                                                                                 37,448,690



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Schedule of Investments (continued)
                     S&P       Moody's       Face
Industries+++        Ratings   Ratings     Amount   Corporate Debt Obligations                                       Value
Chemicals--11.5%      B        B2      $  743,562   Ethyl Corporation, Term, due 4/30/2009+++++               $     750,068
                      CCC-     Caa3     3,600,000   Geo Specialty Chemicals, 10.125% due 8/01/2008                1,620,000
                      B-       NR*        725,000   ++HMP Equity Holdings Corporation, 15.433% due
                                                    5/15/2008 (h)                                                   351,625
                      B-       Caa1     2,000,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                 1,890,000
                      B        B3       1,000,000   Huntsman International LLC, 9.875% due 3/01/2009              1,030,000
                      B+       B2       1,750,000   ISP Holdings, Inc., 10.625% due 12/15/2009                    1,824,375
                                                    Lyondell Chemical Company:
                      BB-      Ba3      1,650,000      11.125% due 7/15/2012                                      1,691,250
                      BB-      Ba3      1,350,000      9.80% due 2/01/2020                                        1,174,500
                      BB       Ba3      1,200,000   Millennium America Inc., 7.625% due 11/15/2026                1,008,000
                      NR*      NR*      2,750,000   Noveon International Inc., 13% due 8/31/2011 (c)              2,832,500
                      BB       B2       3,350,000   Omnova Solutions Inc., 11.25% due 6/01/2010                   3,500,750
                      NR*      NR*      1,998,333   Pinnacle Polymers, Term B, due 12/31/2005+++++                1,986,481
                      BB-      B2       5,375,000   Polyone Corporation, 10.625% due 5/15/2010                    4,541,875
                                                    Resolution Performance:
                      B+       B2       1,200,000      9.50% due 4/15/2010                                        1,188,000
                      B-       Caa1     2,000,000      13.50% due 11/15/2010                                      1,730,000
                      BB-      Ba3      1,000,000   Rhodia SA, 8.875% due 6/01/2011 (b)                           1,005,000
                      B-       B3       1,825,000   Rockwood Specialties Corporation, 10.625% due
                                                    5/15/2011 (b)                                                 1,902,563
                      B-       NR*      2,250,000   ++Salt Holdings Corporation Inc., 012% due 6/01/2013 (b)      1,293,750
                                                    Terra Capital Inc.:
                      B+       B3       2,500,000      12.875% due 10/15/2008                                     2,650,000
                      B-       Caa1     1,250,000      11.50% due 6/01/2010                                       1,062,500
                                                                                                              -------------
                                                                                                                 35,033,237

Computer Related      NR*      NR*      1,365,246   Bridge Information Systems, Term B, due
Products--0.1%                                      5/29/2005+++++ (e)                                              150,177


Consumer              BB+      Ba3      1,500,000   American Greetings, 11.75% due 7/15/2008                      1,695,000
Products--1.4%        CCC+     Caa1     1,000,000   General Binding Corporation, 9.375% due 6/01/2008               965,000
                      CCC+     Caa2     1,050,000   Home Products International Inc., 9.625% due 5/15/2008          787,500
                      B-       B2         750,000   Remington Arms Company, 10.50% due 2/01/2011                    757,500
                                                                                                              -------------
                                                                                                                  4,205,000

Diversified           B+       B1       1,625,000   Vivendi Universal SA, 6.25% due 7/15/2008 (b)                 1,625,000
Media--0.5%





Electronics/          D        C        3,232,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009 (e)              165,640
Electrical                                          Amkor Technology Inc.:
Components--1.3%      B        B1       1,700,000      9.25% due 2/15/2008                                        1,823,250
                      B        B1       1,075,000      7.75% due 5/15/2013 (b)                                    1,045,438
                      NR*      Caa2     1,000,000   High Voltage Engineering, 10.75% due 8/15/2004                  200,000
                      D        Ba3      1,000,000   Mirant Americas Generation LLC, 7.625% due 5/01/2006            735,000
                                                                                                              -------------
                                                                                                                  3,969,328

Energy--4.9%          CCC+     Caa1     1,000,000   Continental Resources, 10.25% due 8/01/2008                     982,500
                                                    Dresser Inc.:
                      B        B2       1,000,000      9.375% due 4/15/2011                                       1,020,000
                      BB-      Ba3      1,307,515      Term B, due 4/10/2009+++++                                 1,315,453
                                                    El Paso Energy Partners:
                      BB-      B1         400,000      8.50% due 6/01/2011                                          425,000
                      BB+      Ba1        984,375      Term, due 9/01/2009+++++                                     984,375
                      CCC-     Caa3     1,500,000   Energy Corp. of America, 9.50% due 5/15/2007                  1,065,000
                      B        B2       1,675,000   Lone Star Technologies, 9% due 6/01/2011                      1,616,375
                      NR*      Ca       3,450,000   Mission Resources Corporation, 10.875% due 4/01/2007          2,363,250
                      B+       B1       2,000,000   Northwest Pipeline Corporation, 6.625% due 12/01/2007         1,990,000
                      B+       B1         350,000   Southern Natural Gas, 8.875% due 3/15/2010                      369,250
                                                    WH Energy Services, Term B+++++:
                      NR*      NR*        488,754      due 4/16/2007                                                485,700
                      NR*      NR*      2,334,000      due 4/25/2007                                              2,328,165
                                                                                                              -------------
                                                                                                                 14,945,068



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Schedule of Investments (continued)
                     S&P       Moody's       Face
Industries+++        Ratings   Ratings     Amount   Corporate Debt Obligations                                       Value
Environmental--0.0%   D        Caa1    $3,200,000   IT Group Inc., 11.25% due 4/01/2009 (e)                   $          32

Financial             NR*      Ba3      4,000,000   Highland Legacy Limited Co., 1.116% due 6/01/2011 (b)(f)      1,200,000
Services--0.7%        NR*      Ba2        500,000   Investcorp SA, 7.54% due 10/21/2008                             507,377
                      NR*      Ba3      1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                   220,000
                                                    SKM-Libertyview CBO Limited (b)(e):
                      NR*      Baa2     1,500,000      8.71% due 4/10/2011                                          210,000
                      NR*      Ba3      1,000,000      11.91% due 4/10/2011                                          10,000
                                                                                                              -------------
                                                                                                                  2,147,377

Food & Kindred                                      Commonwealth Brands, Inc. (b):
Products--5.5%        NR*      NR*      2,250,000      9.75% due 4/15/2008                                        2,418,750
                      B-       B3       3,825,000      10.625% due 9/01/2008                                      3,939,750
                      BB+      Ba1      2,348,769   Dean Foods Company, Term B, due 7/30/2008+++++                2,356,221
                                                    Dole Foods Company (b):
                      BB-      B2       4,000,000      7.25% due 6/15/2010                                        3,890,000
                      BB-      B2       1,800,000      8.875% due 3/15/2011                                       1,890,000
                      B        B2       2,175,000   Merisant Company, 9.50% due 7/15/2013 (b)                     2,283,750
                                                                                                              -------------
                                                                                                                 16,778,471

Foods--0.3%           CCC+     B2         975,000   Doane Pet Care Company, 10.75% due 3/01/2010                  1,043,250

Forest Products--3.2%                               Ainsworth Lumber Company:
                      B-       B3       6,180,000      12.50% due 7/15/2007 (c)                                   6,921,600
                      B-       B3       2,000,000      13.875% due 7/15/2007                                      2,250,000
                      B+       B3         550,000   Millar Western Forest, 9.875% due 5/15/2008                     563,750
                                                                                                              -------------
                                                                                                                  9,735,350

Gaming--8.7%                                        Hollywood Park Inc.:
                      CCC+     Caa1     5,275,000      9.25% due 2/15/2007 (b)                                    5,327,750
                      CCC+     Caa1     2,000,000      9.50% due 8/01/2007                                        2,020,000
                      B        B2       2,000,000   Jacobs Entertainment, 11.875% due 2/01/2009                   2,140,000
                      B+       B2       1,800,000   Marina District Finance Co., Term B, due 5/31/2007+++++       1,811,250
                      BB+      Ba2      4,000,000   Park Place Entertainment, 8.125% due 5/15/2011                4,320,000
                      B        B2       3,850,000   Peninsula Gaming LLC, 12.25% due 7/01/2006 (d)                3,989,562
                      B-       B3       3,000,000   Penn National Gaming Inc., 11.125% due 3/01/2008              3,345,000
                      B+       B2       1,000,000   Sun International Hotels, 8.875% due 8/15/2011                1,077,500
                      B-       B3       2,000,000   Venetian Casino/LV Sands, 11% due 6/15/2010 (b)               2,275,000
                                                                                                              -------------
                                                                                                                 26,306,062

Health Care           B        B3       1,200,000   Alaris Medical Inc., 7.25% due 7/01/2011                      1,179,000
Providers--1.2%       B+       Ba2      2,500,000   Fresenius Medial Capital Trust IV, 7.875% due 6/15/2011       2,600,000
                                                                                                               ------------
                                                                                                                  3,779,000

Health Services--     B+       B1       1,730,478   Medpointe Inc., Term B, due 9/30/2008+++++                    1,639,628
2.3%                  NR*      NR*      4,088,492   Mediq/Prn Life Support., Tranche B, due 6/14/2004+++++        3,556,988
                      CCC+     B3       1,675,000   Vanguard Health Systems, 9.75% due 8/01/2011                  1,708,500
                                                                                                              -------------
                                                                                                                  6,905,116

Hotels & Motels--     B        B2       6,000,000   Extended Stay America, 9.15% due 3/15/2008                    6,180,000
8.8%                                                HMH Properties, Inc.:
                      B+       Ba3      1,075,000      7.875% due 8/01/2008                                       1,080,375
                      B+       Ba3      1,600,000      8.45% due 12/01/2008                                       1,634,000
                      B        B2       5,000,000   Majestic Star LLC, 10.875% due 7/01/2006                      5,271,900
                                                    Wyndham Hotel International, Inc., Term+++++:
                      B-       B1       6,426,758      due 6/30/2006                                              5,488,857
                      B-       B1       1,870,740      due 6/30/2006                                              1,563,003
                      BB-      B1       1,159,722      due 6/30/2006                                                990,476
                      CCC+     B3       4,000,000   Wynn Las Vegas LLC, 12% due 11/01/2010                        4,540,000
                                                                                                              -------------
                                                                                                                 26,748,611



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Schedule of Investments (continued)
                     S&P       Moody's       Face
Industries+++        Ratings   Ratings     Amount   Corporate Debt Obligations                                       Value
Housing--2.2%         Ba1      NR*     $2,000,000   Lone Star Industries Inc., 8.85% due 6/15/2005 (b)        $   2,077,500
                      BB-      B1       4,125,000   Texas Industries Inc., 10.25% due 6/15/2011 (b)               4,475,625
                                                                                                              -------------
                                                                                                                  6,553,125

Industrial--Consumer  BB-      Ba3        953,503   Johnson Divessey, Term B, due 9/15/2009+++++                    958,866
Services--0.3%

Leasing & Rental                                    United Rentals Inc.:
Services--1.7%        BB-      B1         720,000      10.75% due 4/15/2008 (b)                                     792,000
                      BB-      B1       2,000,000      10.75% due 4/15/2008                                       2,200,000
                      B        B3       2,075,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                 2,033,500
                                                                                                              -------------
                                                                                                                  5,025,500

Manufacturing--1.1%   B-       B3       2,000,000   Eagle-Picher, Inc., 9.75% due 9/01/2013 (b)                   2,050,000
                      B+       B3         300,000   NMHG Holding Company, 10% due 5/15/2009                         321,000
                      B-       B3         325,000   Rexnord Corporation, 10.125% due 12/15/2012                     349,375
                      B        B3         650,000   Trimas Corporation, 9.875% due 6/15/2012                        637,000
                                                                                                              -------------
                                                                                                                  3,357,375

Metals & Mining--2.4%                               Ispat International N.V.+++++:
                      B-       Caa1     1,258,812      Term B, due 7/15/2005                                        881,169
                      B-       Caa1     1,258,812      Term C, due 7/15/2006                                        881,169
                      B+       Ba3      5,500,000   Massey Energy Company, 6.95% due 3/01/2007                    5,376,250
                      NR*      Ca         875,000   Pen Holdings Inc., 9.875% due 6/15/2008 (e)                      87,500
                                                    Wheeling-Pittsburg Steel Corp., Term+++++ (e):
                      NR*      NR*      2,500,000      due 11/15/2006                                                75,000
                      NR*      NR*      3,500,000      due 11/15/2006                                               105,000
                                                                                                              -------------
                                                                                                                  7,406,088

Packaging--8.6%                                     Anchor Glass Container:
                      B+       B2       1,000,000      11% due 2/15/2013 (b)                                      1,097,500
                      B+       B2       4,200,000      11% due 2/15/2013                                          4,609,500
                      B-       B3         750,000   Berry Plastics, 10.75% due 7/15/2012                            823,125
                      B        B2       2,300,000   Crown Euro Holdings SA, 10.875% due 3/01/2013 (b)             2,541,500
                                                    Graham Packaging Company:
                      CCC+     Caa1     2,979,000      4.735% due 1/15/2008                                       2,591,730
                      CCC+     Caa1     1,000,000      8.75% due 1/15/2008 (b)                                      985,000
                      CCC+     B2       2,800,000      10.75% due 1/15/2009                                       2,870,000
                      B+       B2       4,000,000   Owens-Brockway Glass Container, 8.25% due 5/15/2013 (b)       4,040,000
                      B-       B2       4,900,000   Pliant Corporation, 13% due 6/01/2010                         4,263,000
                      B        B2       1,500,000   Radnor Holdings Inc., 11% due 3/15/2010 (b)                   1,200,000
                      CCC+     B3       1,050,000   U.S. Can Corporation, 10.875% due 7/15/2010 (b)               1,042,125
                                                                                                              -------------
                                                                                                                 26,063,480

Paper--5.1%           BB+      Ba2      4,325,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (b)         4,638,563
                      B-       B3         625,000   Graphic Packaging International, 9.50% due 8/15/2013 (b)        656,250
                      B        B2         800,000   Jefferson Smurfit Corporation, 7.50% due 6/01/2013              810,000
                      B        B3       3,929,487   MDP Acquisitions PLC, 15.50% due 10/01/2013                   4,558,205
                                                    Stone Container Corporation:
                      B        B2       1,800,000      8.375% due 7/01/2012                                       1,854,000
                      B+       Ba3      2,597,117      Term B, due 6/30/2009+++++                                 2,609,128
                      B+       Ba3        440,038      Term C, due 6/30/2009+++++                                   442,073
                                                                                                              -------------
                                                                                                                 15,568,219



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Schedule of Investments (continued)
                     S&P       Moody's       Face
Industries+++        Ratings   Ratings     Amount   Corporate Debt Obligations                                       Value
Petroleum             BB       Ba3     $5,000,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (b)    $   5,575,000
Refineries--7.7%                                    Giant Industries, Inc.:
                      B-       B3       5,000,000      9% due 9/01/2007                                           4,700,000
                      B-       B3       2,000,000      11% due 5/15/2012                                          1,940,000
                      B        B3       2,750,000   Star Gas Partners, 10.25% due 2/15/2013                       2,873,750
                      B+       Ba3      5,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008                      4,900,000
                      B-       Caa1     4,250,000   United Refining Co., 10.75% due 6/15/2007                     3,357,500
                                                                                                              -------------
                                                                                                                 23,346,250

Pharmaceuticals--     B        NR*      1,500,000   ICN Pharmaceuticals Inc. (Convertible), 6.50% due
0.5%                                                7/15/2008                                                     1,466,250

Printing &            B        B3         325,000   Houghton Mifflin Company, 9.875% due 2/01/2013 (b)              354,250
Publishing--0.1%

Property              B        B1       1,600,000   Corrections Corporation of America, 9.875% due 5/01/2009      1,764,000
Management--0.6%

Retail Specialty--    BBB+     Ba1      1,623,529   Shoppers DrugMart, Term F, due 2/04/2009+++++                 1,627,757
0.5%

Special               CCC      B3         600,000   ++American Tower Escrow, 12.25% due 8/01/2008                   396,000
Situations--0.1%

Steel--0.2%           BB-      B1         675,000   Oregon Steel Mills Inc., 10% due 7/15/2009                      536,625

Textile Mill          NR*      Ca       3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008 (e)                     22,500
Products--0.0%

Tower Construction &                                American Tower Corporation:
Leasing--5.0%         CCC      Caa1     4,000,000      9.375% due 2/01/2009                                       4,050,000
                      B-       B2       1,659,646      Term B, due 12/31/2007+++++                                1,668,416
                                                    Crown Castle International Corporation:
                      CCC      B3         500,000      9% due 5/15/2011                                             507,500
                      CCC      B3       1,875,000      9.375% due 8/01/2011                                       1,954,688
                      CCC      B3       3,000,000      9.50% due 8/01/2011                                        3,105,000
                      CCC+     B3       3,700,000   Spectrasite Inc., 8.25% due 5/15/2010 (b)                     3,848,000
                                                                                                              -------------
                                                                                                                 15,133,604

Transport             B-       B3       3,200,000   Accuride Corporation, Term B, due 6/30/2007+++++              3,204,000
Services--1.6%        B+       B2       1,325,000   Laidlaw International Inc., 10.75% due 6/15/2011 (b)          1,391,250
                      BB       Ba3        225,000   Stena AB, 9.625% due 12/01/2012                                 244,406
                                                                                                              -------------
                                                                                                                  4,839,656

Utilities--11.3%      B        Caa1     2,250,000   The AES Corporation, 8.50% due 11/01/2007                     2,126,250
                      B+       B3       4,000,000   CMS Energy Corporation, 8.50% due 4/15/2011                   3,915,000
                      BB       Ba2      1,500,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009            1,597,500
                      CCC+     B1       1,500,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008            1,140,000
                                                    Calpine Corporation:
                      CCC+     B1       1,300,000      8.50% due 2/15/2011                                          968,500
                      B        B1       4,000,000      Term, due 7/15/2007+++++                                   3,790,000
                      BB       Ba1      3,000,000   MSW Energy Holdings, 8.50% due 9/01/2010 (b)                  3,060,000
                                                    Mission Energy Holdings:
                      B-       Caa2    12,000,000      13.50% due 7/15/2008                                       6,720,000
                      B-       Caa2     1,298,701      Term A, due 7/02/2006+++++                                   724,026
                      B-       Caa2     3,701,299      Term B, due 7/02/2006+++++                                 2,041,884
                                                    Reliant Resources Inc. (b):
                      B        B1       2,000,000      9.25% due 7/15/2010                                        1,860,000
                      B        B1       1,500,000      9.50% due 7/15/2013                                        1,380,000
                      BB       Ba2      2,500,000   Southern California Edison Company, Term B, due
                                                    2/28/2005+++++                                                2,508,985
                                                    Western Resources Inc.:
                      BB-      Ba2        800,000      9.75% due 5/01/2007                                          887,000
                      BB+      Ba1        673,255      Term N, due 5/31/2005+++++                                   676,621
                      B+       B3         725,000   Williams Companies, Inc., 8.625% due 6/01/2010                  754,000
                                                                                                              -------------
                                                                                                                 34,149,766



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Schedule of Investments (continued)
                     S&P       Moody's       Face
Industries+++        Ratings   Ratings     Amount   Corporate Debt Obligations                                       Value
Waste                                               Allied Waste North America:
Management--1.3%      B+       B2      $3,000,000      10% due 8/01/2009                                      $   3,247,500
                      BB-      Ba3        720,000      7.875% due 4/15/2013                                         734,400
                                                                                                              -------------
                                                                                                                  3,981,900

Wired                 B-       Caa1     5,550,000   Fairpoint Communications, 12.50% due 5/01/2010                5,883,000
Telecommuni-          NR*      NR*      2,139,003   Pacific Crossing Ltd., Term B-1, due 7/28/2006+++++ (e)         149,730
cations--4.7%         CCC+     Caa2     3,000,000   Qwest Capital Funding, 7.25% due 2/15/2011                    2,535,000
                      CCC+     B3       2,500,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                  2,350,000
                                                    US West Capital Funding Inc.:
                      CCC+     Caa2     1,000,000      6.375% due 7/15/2008                                         832,500
                      CCC+     Caa2     2,800,000      6.875% due 7/15/2028                                       2,072,000
                      NR*      NR*      3,021,330   WCI Capital (Windstar Communications), Debtor in
                                                    possession, due 12/31/2003+++++ (e)                             528,733
                                                                                                              -------------
                                                                                                                 14,350,963

Wireless                                            Centennial Cellular+++++:
Telecommuni-          B        B3       1,741,516      Term B due 5/30/2007                                       1,687,093
cations--1.1%         B        B3       1,529,967      Term C due 11/30/2007                                      1,480,243
                      B+       B1         275,000   PTC International Finance II SA, 11.25% due 12/01/2009          297,000
                                                                                                              -------------
                                                                                                                  3,464,336

                                                    Total Investments in Corporate Debt Obligations
                                                    (Cost--$450,749,202)--134.1%                                407,055,803


                                           Shares
                                             Held   Preferred Stocks
Cable Television                            2,500   Adelphia Communications                                          12,500
Services--2.7%                             56,674   CSC Holdings Inc. (c)                                         5,922,433
                                           20,000   CSC Holdings Inc.                                             2,100,000
                                                                                                              -------------
                                                                                                                  8,034,933

Diversified Media--0.8%                    25,000   Primedia, Inc. (Series D)                                     2,350,000

Health Services--0.0%                      10,284   Mediq Inc.                                                            0

Hotels & Motels--0.7%                     106,007   Lodgian, Inc.                                                 2,173,143

Printing & Publishing--1.2%               150,000   NewsCorp Overseas Ltd.                                        3,540,000

Television--0.2%                            1,000   Pegasus Satellite                                               710,000

Wireless Telecommunications--0.0%          15,202   Microcell Telecommunications Inc. (Class B)                     148,497

                                                    Total Investments in Preferred Stocks
                                                    (Cost--$16,585,447)--5.6%                                    16,956,573


                                                    Common Stocks
Automotive Equipment--0.1%              4,130,972   Cambridge Liquidating Trust (e)                                 200,352

Communications--0.0%                    2,250,000   LTC--Williams Communications                                         22
                                          500,000   LTC--Williams Communications                                          5
                                                                                                              -------------
                                                                                                                         27

Hotels & Motels--0.2%                     125,599   Lodgian, Inc. (e)                                               653,115

Metals & Mining--0.0%                      18,279   Geneva Steel Holdings Corp. (e)                                      18



Wireless Telecommunications--0.0%             126   Microcell Telecommunications Inc. (Class A)                       1,203
                                           15,112   Microcell Telecommunications Inc. (Class B)                     148,707
                                                                                                              -------------
                                                                                                                    149,910

                                                    Total Investments in Common Stocks
                                                    (Cost--$3,215,952)--0.3%                                      1,003,422



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Schedule of Investments (concluded)
                                           Shares
Industries+++                                Held   Warrants & Rights                                                Value
Advertising--0.0%                          13,020   Petry Media Corporation (Warrants) (a)                    $           0

Cable Television Services--0.0%           615,733   Supercanal Holdings SA (Warrants ) (a)                                6

Gaming--0.1%                               27,112   Peninsula Gaming LLC (Warrants) (a)                             162,670

Metals & Mining--0.0%                       5,732   Geneva Steel Holdings Corp. (Rights) (g)                              0

Paper--0.0%                                 3,500   MDP Acquisitions PLC (Warrants) (a)                                  35

Tower Construction & Leasing--0.0%            600   American Tower Corporation (Warrants ) (a)                       79,500

Wireless Telecommunications--0.0%           5,613   Microcell Telecommunications Inc. (Warrants) (a)                  3,197
                                            9,355   Microcell Telecommunications Inc. (Warrants) (a)                  7,890
                                                                                                              -------------
                                                                                                                     11,087

                                                    Total Investments in Warrants & Rights
                                                    (Cost--$415,909)--0.1%                                          253,298



                                       Beneficial
                                         Interest   Short-Term Securities
                                         $885,522   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                    Series I (i)                                                    885,522

                                                    Total Short-Term Securities
                                                    (Cost--$885,522)--0.3%                                          885,522

                      Total Investments (Cost--$471,852,032)--140.4%                                            426,154,618
                      Liabilities in Excess of Other Assets--(40.4%)                                          (122,649,474)
                                                                                                              -------------
                      Net Assets--100.0%                                                                      $ 303,505,144
                                                                                                              =============

*Not Rated.

++Represents a zero coupon or step bond; a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.

+++Breakdown is as a percent of net assets.

+++++Floating Rate Corporate Debt in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as London InterBank Offered Rate
("LIBOR"), (ii) the prime rate offered by one or more major U.S.
banks or (iii) the certificate of deposit rate. Corporate loans represent 25.8% of the Portfolio's net assets.

(a)Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.

(d)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.

(e)Non-income producing security.

(f)Floating rate note.

(g)Each Equity Right entitles the Portfolio to purchase one share of New Preferred Stock at a price of $10.80 per Equity Right.

(h)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $352,000, representing 0.1% of net assets.


                         Acquisition
Issue                        Date          Cost      Value

HMP Equity Holdings
   Corporation, 15.433%
   due 5/15/2008          4/30/2003     $360,273    $351,625
                                        --------    --------
Total                                   $360,273    $351,625
                                        ========    ========


(i)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                           Net      Interest
Issue                                    Activity    Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I               700,568      $8,810


See Notes to Financial Statements



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Statement of Assets, Liabilities and Capital
As of August 31, 2003
Assets

               Investments, at value (identified cost--$471,852,032)                                        $   426,154,618
               Cash                                                                                                 325,405
               Interest receivable                                                                                8,869,669
               Deferred facility fees                                                                                 2,123
               Prepaid expenses                                                                                       2,769
                                                                                                            ---------------
               Total assets                                                                                     435,354,584
                                                                                                            ---------------

Liabilities

               Loans                                                                                            131,600,000
               Payables:
                 Investment adviser                                                       $       169,432
                 Interest on loans                                                                 39,135
                 Commitment fees                                                                    3,775
                 Other affiliates                                                                   2,850           215,192
                                                                                          ---------------
               Deferred income                                                                                       31,401
               Accrued expenses and other liabilities                                                                 2,847
                                                                                                            ---------------
               Total liabilities                                                                                131,849,440
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   303,505,144
                                                                                                            ===============

Capital

               Common Stock, par value $.10 per share; 200,000,000 shares authorized
               (55,400,248 shares issued and outstanding)                                                   $     5,540,025
               Paid-in capital in excess of par                                                                 502,499,808
               Undistributed investment income--net                                       $     2,742,700
               Accumulated realized capital losses on investments--net                      (161,546,295)
               Unrealized depreciation on investments--net                                   (45,731,094)
                                                                                          ---------------
               Total accumulated losses--net                                                                  (204,534,689)
                                                                                                            ---------------
               Total capital--Equivalent to $5.48 net asset value per share of
               Common Stock (market price--$5.85)                                                           $   303,505,144
                                                                                                            ===============

See Notes to Financial Statements.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Statement of Operations
For the Six Months Ended August 31, 2003
Investment Income

               Interest                                                                                     $    19,744,590
               Facility and other fees                                                                              155,452
               Dividends                                                                                             94,594
                                                                                                            ---------------
               Total income                                                                                      19,994,636
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,019,866
               Loan interest expense                                                              844,217
               Borrowing costs                                                                     77,714
               Professional fees                                                                   57,472
               Accounting services                                                                 55,121
               Transfer agent fees                                                                 35,367
               Printing and shareholder reports                                                    29,441
               Directors' fees and expenses                                                        24,882
               Listing fees                                                                        20,987
               Custodian fees                                                                      15,817
               Pricing services                                                                     8,475
               Other                                                                               14,151
                                                                                          ---------------
               Total expenses                                                                                     2,203,510
                                                                                                            ---------------
               Investment income--net                                                                            17,791,126
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                               (15,217,442)
               Change in unrealized depreciation on investments--net                                             51,956,999
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            36,739,557
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    54,530,683
                                                                                                            ===============

See Notes to Financial Statements.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Six         For the
                                                                                            Months Ended        Year Ended
                                                                                             August 31,        February 28,
Increase (Decrease) in Net Assets:                                                               2003              2003
Operations

               Investment income--net                                                     $    17,791,126   $    34,527,918
               Realized loss on investments--net                                             (15,217,442)      (21,296,751)
               Change in unrealized depreciation on investments--net                           51,956,999      (10,992,264)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            54,530,683         2,238,903
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Dividends to shareholders from investment income--net                         (18,261,907)      (34,144,569)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends                                                                     1,813,385         3,341,056
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from capital share transactions             1,813,385         3,341,056
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease)in net assets                                          38,082,161      (28,564,610)
               Beginning of period                                                            265,422,983       293,987,593
                                                                                          ---------------   ---------------
               End of period*                                                             $   303,505,144   $   265,422,983
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $     2,742,700   $     3,213,481
                                                                                          ===============   ===============

See Notes to Financial Statements.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Statement of Cash Flows
For the Six Months Ended August 31, 2003
Cash Provided by Operating Activities

               Net increase in net assets resulting from operations                                         $    54,530,683
               Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                 Increase in receivables                                                                        (1,134,934)
                 Decrease in other assets and deferred facility fees                                                  7,730
                 Decrease in other liabilities                                                                     (19,877)
                 Realized and unrealized gain on investments--net                                              (36,739,557)
                 Amortization of premium and discount--net                                                      (1,726,283)
                                                                                                            ---------------
               Net cash provided by operating activities                                                         14,917,762
                                                                                                            ---------------

Cash Used for Investing Activities

               Proceeds from sales of long-term investments                                                     111,380,266
               Purchases of long-term investments                                                             (135,839,600)
               Purchases of short-term investments--net                                                           (700,568)
                                                                                                            ---------------
               Net cash used for investing activities                                                          (25,159,902)
                                                                                                            ---------------

Cash Provided by Financing Activities

               Cash receipts of borrowings                                                                       86,000,000
               Cash payments on borrowings                                                                     (59,000,000)
               Dividends paid to shareholders                                                                  (16,448,522)
                                                                                                            ---------------
               Net cash provided by financing activities                                                         10,551,478
                                                                                                            ---------------

Cash

               Net increase in cash                                                                                 309,338
               Cash at beginning of period                                                                           16,067
                                                                                                            ---------------
               Cash at end of period                                                                        $       325,405
                                                                                                            ===============

Cash Flow Information

               Cash paid for interest                                                                       $       830,545
                                                                                                            ===============

Non-Cash Financing Activities

               Capital shares issued on reinvestment of dividends paid to shareholders                      $     4,813,385
                                                                                                            ===============

See Notes to Financial Statements.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Financial Highlights
The following per share data and ratios
have been derived from information                           For the Six                                           For the
provided in the financial statements.                        Months Ended           For the Year Ended            Year Ended
                                                              August 31,              February 28,                 Feb. 29,
Increase (Decrease) in Net Asset Value:                          2003         2003        2002          2001         2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.82   $     5.40   $     6.63   $     7.54   $     8.40
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net++                             .32          .63          .70          .82          .88
               Realized and unrealized gain (loss) on
               investments--net                                     .67        (.59)       (1.22)        (.89)        (.86)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .99          .04        (.52)        (.07)          .02
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.33)        (.62)        (.71)        (.84)        (.88)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     5.48   $     4.82   $     5.40   $     6.63   $     7.54
                                                             ==========   ==========   ==========   ==========   ==========

               Market price per share, end of period         $     5.85   $     5.45   $     5.89   $     6.64   $   6.5625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             20.63%+++        1.18%      (8.03%)         .28%        1.11%
                                                             ==========   ==========   ==========   ==========   ==========
               Based on market price per share                13.89%+++        4.88%         .16%       15.39%      (9.02%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, excluding interest expense               .93%*         .97%         .95%         .90%         .98%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.50%*        1.78%        2.46%        3.59%        3.45%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                           12.13%*       12.75%       11.83%       11.92%       11.73%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Amount of borrowings (in thousands)           $  131,600   $  104,600   $  127,600   $  141,200   $  127,000
                                                             ==========   ==========   ==========   ==========   ==========
               Average amount of borrowings outstanding
               during the period (in thousands)              $  113,868   $  110,348   $  128,203   $  146,163   $  175,899
                                                             ==========   ==========   ==========   ==========   ==========
               Average amount of borrowings outstanding
               per share during the period                   $     2.06   $     2.02   $     2.37   $     2.71   $     3.26
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  303,505   $  265,423   $  293,988   $  357,345   $  406,045
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                26.37%       74.70%       47.93%       30.15%       46.11%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the returns of the Portfolio and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 2003, the Fund reimbursed FAM
$3,494 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2003 were $135,494,087 and $105,682,447, respectively.

Net realized losses for the six months ended August 31, 2003 and net unrealized losses as of August 31, 2003 were as follows:


                                        Realized         Unrealized
                                          Losses             Losses

Long-term investments            $  (15,217,442)    $  (45,697,414)
Unfunded corporate loans                      --           (33,680)
                                 ---------------    ---------------
Total                            $  (15,217,442)    $  (45,731,094)
                                 ===============    ===============


As of August 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $45,599,793, of which $21,507,202 related to appreciated securities and $67,106,995 related to depreciated securities. The aggregate cost of investments at August 31, 2003 for Federal income tax purposes was $471,754,411.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 2003 and for the year ended February 28, 2003 increased by 329,714 and 673,921, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of August 31, 2003, the Fund had unfunded loan commitments of $1,250,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                           Unfunded
                                                         Commitment
Borrower                                             (in thousands)

Granite Broadcasting                                         $1,250




6. Short-Term Borrowings:
On May 28, 2003, the Fund renewed its $151,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the learning credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lender.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Notes to Financial Statements (concluded)


For the six months ended August 31, 2003, the average amount borrowed was approximately $113,868,000 and the daily weighted average interest rate was 1.48%.


7. Capital Loss Carryforward:
On February 28, 2003, the Fund had a net capital loss carryforward of $141,152,979, of which $12,057,150 expires in 2004; $733,844 expires in 2005; $4,282,847 expires in 2007, $12,755,214 expires in
2008; $25,658,795 expires in 2009; $54,958,583 expires in 2010 and
$30,706,546 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Portfolio paid an ordinary income dividend in the amount of $.053724 per share on September 30, 2003 to shareholders of record on September 16, 2003.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph P. Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286


NYSE Symbol
ARK



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Senior High Income Portfolio, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Senior High Income Portfolio, Inc.


Date: October 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Senior High Income Portfolio, Inc.


Date: October 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Senior High Income Portfolio, Inc.


Date: October 24, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.